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                                                                   EXHIBIT 3(a)
                            CERTIFICATE OF TRUST OF
                               SJG CAPITAL TRUST

          THIS Certificate of Trust of SJG Capital Trust (the "Trust") dated March __, 1997, is being duly executed and filed by The Bank of New York (Delaware), The Bank of New York and David A. Kindlick, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et
                                                         -------          --
seq.).
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          1.   Name.  The name of the business trust formed hereby is
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SJG Capital Trust.

          2.   Delaware Trustee.  The name and business address of the trustee
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of the Trust in the State of Delaware is The Bank of New York (Delaware), White
Clay Center, Newark, Delaware 19711.

          3.   Effective Date.  This Certificate of Trust shall be effective
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upon filing with the Secretary of State.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                   THE BANK OF NEW YORK (DELAWARE),
                                   not in its individual capacity
                                   but solely as Trustee of the Trust

                                   By:________________________________
                                   Name:
                                   Title:

                                   THE BANK OF NEW YORK, not in its
                                   individual capacity but solely as
                                   Trustee of the Trust

                                   By:________________________________
                                   Name:
                                   Title:

                                   ___________________________________
                                   DAVID A. KINDLICK, not in his
                                   individual capacity but solely as
                                   Trustee of the Trust